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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


                               SEPTEMBER 15, 2003
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                     THE PNC FINANCIAL SERVICES GROUP, INC.
             (Exact name of registrant as specified in its charter)

                          COMMISSION FILE NUMBER 1-9718


            PENNSYLVANIA                                       25-1435979
   (State or other jurisdiction of                          (I.R.S. Employer
    incorporation or organization)                         Identification No.)

                                  ONE PNC PLAZA
                                249 FIFTH AVENUE
                       PITTSBURGH, PENNSYLVANIA 15222-2707
          (Address of principal executive offices, including zip code)


                                 (412) 762-2000
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)



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ITEM 5.    OTHER EVENTS

           On September 15, 2003, The PNC Financial Services Group, Inc. ("Corporation") issued a news release announcing that the Federal Reserve Bank of Cleveland has lifted its formal written agreement with the Corporation. A copy of this news release is filed as Exhibit
           99.1 hereto and is incorporated herein by reference.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c) The exhibit listed on the Exhibit Index accompanying this Form 8-K is filed herewith.




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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          THE PNC FINANCIAL SERVICES GROUP, INC.
                                          (Registrant)


           Date:  September 15, 2003      By: /s/ Samuel R. Patterson
                                              ---------------------------------
                                              Samuel R. Patterson
                                              Controller




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                                  EXHIBIT INDEX


Number      Description                                         Method of Filing
------      -----------                                         ----------------
99.1        News release dated September 15, 2003.              Filed Herewith